As filed with the Securities and Exchange Commission on

August 10, 2001

Registration No. 33-87498

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

______________________________

Vintage Mutual Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

2203 GRAND AVENUE

DES MOINES, IOWA 50312-5338

(Address of Principal Executive Offices)

(515) 244-5426

(Area Code and Telephone Number)

DAVID W. MILES, PRESIDENT

Vintage Mutual Funds, Inc.

2203 Grand Avenue

Des Moines, Iowa 50312-5338

(Name and Address of Agent for Service)

____________________________

Copies of all communications to:

John C. Miles, Esq.

Cline, Williams, Wright, Johnson & Oldfather

1900 US Bank Building, 233 So. 13th Street

Lincoln, NE 68508

___________________________

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective pursuant to Rule 488 under the Securities Act of 1933.

An indefinite amount of the Registrant's Common Stock has been registered under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

VINTAGE MUTUAL FUNDS, INC.

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

Proxy Statement/

Form N-14 Item No. Prospectus Caption

Part A

Item 1. Beginning of Registration Outside Front Cover

Statement and Outside Front

Cover Page of Prospectus

Item 2. Beginning and Outside Back Table of Contents

Cover Page of Prospectus

Item 3. Fee Table, Synopsis Information Synopsis; Risk Factors;

and Risk Factors Plans of Reclassification

Item 4. Information about the Transaction Outside Front Cover;

Synopsis; Plans of

Reclassification

Item 5. Information About the Registrant- Vintage Mutual Funds, Inc. -

Acquiring Fund Vintage Bond Fund

Item 6. Information About the Fund Being Acquired Vintage Income Fund

Item 7. Voting Information Outside Front Cover; Synopsis; Information Relating to

Voting Matters

Item 8. Interest of Certain Persons and Not Applicable

Experts

Item 9. Additional Information Required Not Applicable

For Re-offering by Persons Deemed

To be Underwriters

Statement of Additional

Part B Information Caption

Item 10. Cover Page Cover Page

Item 11. Table of Contents Not Applicable

Item 12. Additional Information Cover Page

about Registrant

Item 13. Additional Information about Cover Page

The Company Being Acquired

Item 14. Financial Statements Financial Statements

Part C

The information required in Part C is included therein under the appropriate heading for the item.

September 10, 2001

Dear Shareholder:

I am writing to ask you for your vote at the Special Shareholders Meeting on October 12, 2001 on important questions that affect your investment in the Vintage Income Fund ("VIF") (the "Fund"). While you are, of course, welcome to join us at the Fund's Special Shareholder Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

As part of its continuing effort to assure high quality services to shareholders of the Fund, management has recommended, and the Board of Directors of your Fund has recently reviewed and unanimously endorsed a proposal to reorganize the Fund. The proposal calls for the combination of the Fund with and into the Vintage Bond Fund ("VBF").

The aggregate net asset value of the shares of VBF you will receive will be equal to the aggregate net asset value of shares you currently own. You will receive the same share class of VBF that you now own in VIF. Shareholders will bear none of the costs associated with the reorganization and no sales charges will be imposed. Furthermore, neither the shareholders nor the Fund will incur any tax consequences from the reorganization.

The Board of Directors of the Fund believes the combination is in the best interests of the shareholders, and recommends shareholders' approval. The Fund's Board of Directors believes the transaction will benefit the Fund and its shareholders by increasing VBF's assets and enhancing its capacity to attract and retain investors in the future. In making their determination, the Board reviewed several factors, including the qualifications and capabilities of the service providers, the relative size of the Fund and VBF and the similarity of the Fund and VBF's investment objectives and policies. If, as expected, the VBF's distributor is able to improve the distribution of VBF shares successfully, growth in assets would make possible the realization of economies of scale and attendant savings in costs to shareholders. Of course, achievement of these goals cannot be assured.

Detailed information about the proposed transaction and the reasons for it is contained in the enclosed combined Proxy Statement/Prospectus. The enclosed proxy card is, in essence, a ballot. It tells us how to vote on your behalf on important issues relating to the Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it according to the Board's recommendation. We urge you to review carefully the Proxy Statement/Prospectus, fill out your proxy card, and return it to us. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than 10:00 a.m. on October 12, 2001.

All shareholders should have received a Vintage Mutual Funds, Inc. prospectus dated July 27, 2001 or you may connect to www.VintageFunds.com to view the prospectus. If you have any questions, please call 1-800-438-6375.

Sincerely,

David W. Miles, President

Vintage Mutual Funds, Inc.

Vintage Mutual Funds, Inc.

Vintage Income Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2001

TO THE SHAREHOLDERS OF THE VINTAGE INCOME FUND:

You are cordially invited to attend the Special Meeting of Shareholders of the Vintage Income Fund, which will be held at AMCORE Bank, 501 7th Street, Rockford, Illinois on October 12, 2001 at 10:00 a.m., for the following purposes:

1. To consider and vote on a proposed Plan of Reclassification (the "Plan") providing for the combination of the Vintage Income Fund ("VIF") with and into the Vintage Bond Fund ("VBF") and the distribution of VBF shares to the shareholders of VIF in a value equal to the VIF shares owned.

2. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on August 31, 2001, as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Shareholders Meeting. As of the record date, there were _______ shares of VIF outstanding and eligible to vote at the Special Shareholders Meeting. Please read the Proxy Statement/Prospectus carefully before telling us, through your proxy card, how you wish your shares to be voted. The Board of Directors unanimously recommends a vote in favor of the proposals.

WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. No postage is required. Prompt return of your proxy card will be appreciated. Your vote is important no matter how many shares you own.

September 10, 2001

BY ORDER OF THE BOARD OF DIRECTORS

Mary Dotterer, Secretary

PROXY STATEMENT/PROSPECTUS

RELATING TO THE COMBINATION

OF THE

VINTAGE INCOME FUND

WITH AND INTO THE

THE VINTAGE BOND FUND

Vintage Mutual Funds, Inc.

2203 Grand Avenue

Des Moines, Iowa 50312-5338

Telephone: 515-244-5426

Toll Free: 800-438-6375

This Proxy Statement/Prospectus is being furnished to shareholders of Vintage Income Fund ("VIF") in connection with the solicitation by its Board of Directors of proxies to be used at the Special Meeting of Shareholders of VIF to be held at AMCORE Bank, 501 7th Street, Rockford, Illinois at 10:00 a.m. on October 12, 2001 and any adjournments thereof. Shareholders of record as of the close of business on August 31, 2001 are entitled to vote at the Special Meeting. It is expected that this Proxy Statement/Prospectus will be mailed to shareholders on or about September 10, 2001.

This Proxy Statement/Prospectus relates to the proposed combination of VIF into and with the Vintage Bond Fund ("VBF"). VIF and VBF are both currently diversified open-end investment companies and are organized and operated as separate series of the same registered investment company - Vintage Mutual Funds, Inc. ("Vintage"). The combination will be accomplished by a reclassification of the shares of VIF as shares of VBF pursuant to the Plan of Reclassification. As a result of the proposed combination, each shareholder of VIF will receive that number of full and fractional shares of VBF having a net asset value equal to the net asset value of such shareholder's shares in VIF held as of the date of the proposed reorganization.

Vintage is a diversified registered open-end investment company which issues its shares in separate portfolios or series, each with its own investment objectives and policies. The investment objectives, policies and restrictions of VIF and VBF are similar. For a comparison of the investment objectives, policies and restrictions of VIF and VBF see "Proposal 1: Plan of Reclassification --Investment Objectives, Policies and Restrictions." Investors Management Group, Ltd., ("IMG") serves as the Investment Adviser for Vintage.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about VBF that a shareholder of VIF should know before voting or investing in VBF. This document will give you the information you need to vote on the proposed reorganization described herein. Much of the information is required under rules of the Securities and Exchange Commission and some of it is technical in nature. If there is anything you do not understand, please contact us at our toll-free number, 1-800-438-6375. Shareholders should return proxies and any correspondence to Vintage Mutual Funds, Inc., c/o Secretary, 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

The following documents have been filed with the Securities and Exchange Commission and are incorporated into this Proxy Statement/Prospectus by reference: (i) a Statement of Additional Information dated the date hereof and relating to this Proxy Statement/Prospectus; and (ii) the Prospectus and Statement of Additional Information of VIF and VBF dated July 27, 2001. Copies of the referenced documents are available upon request and without charge by calling 800-438-6375.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF VBF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

No person has been authorized to give any information or to make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

This Proxy Statement/Prospectus is dated August 10, 2001.

SYNOPSIS

Who is Asking for My Vote?

The enclosed proxy is solicited by the Board of Directors of Vintage for use at the Special Meeting of Shareholders of VIF to be held on October 12, 2001(and if adjourned, at any adjourned meeting) for the purpose stated in the Notice of Special Meeting.

How do your Fund's Directors recommend that Shareholders Vote on the Proposals?

Your Fund's Directors recommend that you vote for the proposal.

Who is Eligible to Vote?

Shareholders of VIF of record at the close of business on August 31, 2001 are entitled to be present and vote at the meeting or any adjourned meeting. The Notice of Special Meeting, combined Proxy Statement/Prospectus and the enclosed form of proxy are being mailed to shareholders of record on or about September 10, 2001.

Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by duly executed proxies will be voted in accordance with your instructions. Any shareholder giving a proxy has the power to revoke it by mail (addressed to Vintage's Secretary at the principal offices of Vintage, 2203 Grand Avenue, Des Moines, Iowa 50312-5338) or in person at the meeting, by executing a superceding proxy, or by submitting a notice of revocation. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Directors' recommendations. If any other business is brought before the meeting, your shares will be voted at the Directors' discretion.

What is Being Proposed?

The Directors of Vintage are recommending that shareholders approve the combination (the "Combination") of VIF into and with VBF. A Plan of Reclassification provides for the reclassification of shares of VIF as shares of VBF. Upon completion of the combination:

Shareholders of VIF will become Shareholders of VBF, which has substantially the same investment objectives, policies and restrictions and purchase and redemption procedures as VIF.

There should be no federal income tax consequences to you resulting from the combination and your receipt of the VBF shares.

Why is This Proposal Being Presented?

The Board of Directors of the Fund believes the combination is in the best interests of the Fund's shareholders. The Fund's Board of Directors believes the transaction would benefit the Fund and its shareholders by reducing costs while increasing VBF's assets, thereby enhancing VBF's capacity to attract and retain investors in the future. In making their determination, the Board reviewed several factors, including the qualifications and capabilities of the service providers, the relative size of the Fund and VBF and the similarity of the Fund and VBF's investment objectives and policies. If, as expected, VBF's shares are successfully distributed, growth in assets would make possible the realization of economies of scale and attendant savings in costs to shareholders. Of course, achievement of these goals cannot be assured.

All expenses related to this Proxy Prospectus and the Combination will be borne by IMG.

RISK FACTORS

Management of Vintage does not believe that an investment in VBF involves unusual or significant risks compared to an investment in VIF. For more detailed information concerning the investment practices, including possible risks, of VBF, see "Proposal 1: Plan of Reclassification--Investment Objectives, Policies and Practices," and the Vintage Prospectuses for VIF and VBF dated July 27, 2001.

VIF and VBF reflect a minor difference in investment objective which management does not believe is significant. VIF's investment objective is current income consistent with the preservation of capital and VBF's investment objective is income and capital appreciation, consistent with the preservation of capital. Both Funds have the same average projected portfolio maturity of 4 - 10 years and both Funds can invest in the same securities. Because VBF seeks capital appreciation, it has historically reflected longer average portfolio maturity than VIF. Longer average portfolio maturities can result in greater price fluctuation than shorter average portfolio maturities.

PROPOSAL 1: PLAN OF RECLASSIFICATION

General Information

The Board of Directors of Vintage unanimously approved the proposed Plan of Reclassification (the "Plan") providing for the Combination (the "Combination") of VIF with and into VBF. The proposed Combination would occur on or about October 19, 2001 (the "Closing Date") if approved by shareholders. The value of the assets of the respective Funds will be determined as of 3:00 p.m. Central Time on the Closing Date. The aggregate net asset value of the shares of VBF to be issued will equal the aggregate net asset value of the shares of VIF.

Upon consummation of the proposed Combination, shares of VBF will be distributed to shareholders of VIF and VIF will no longer exist or be offered. Each shareholder of VIF will receive that number of full and fractional shares of VBF having a net asset value equal to the net asset value of such shareholder's corresponding shares in VIF. The Combination will result in the acquisition by VBF of all of the assets and liabilities of VIF. The Combination will be effected by an amendment to Vintage charter.

It will not be necessary for shareholders to submit transmittal forms or other documents, assuming the Proposal is approved.

Shareholder Services and Privileges

You will enjoy all the same services and privileges as other shareholders of Vintage, including the opportunity to exchange into portfolios with a wide variety of investment objectives and policies.

Investment Objectives, Policies and Restrictions

The investment objectives, policies and restrictions of VBF are substantially the same as those of VIF. The investment objective of VIF is current income, consistent with preservation of capital. The investment objective of VBF is income and capital appreciation, consistent with the preservation of capital. Consequently VIF historically has had a shorter, average portfolio maturity than VBF, although both funds have projected average portfolio maturity ranges of 4 to 10 years. Otherwise these funds have identical investment policies and restrictions and invest in the same types of securities.

For a detailed description of the investment objectives, policies and restrictions of VIF and VBF, see the funds' Prospectus dated July 27, 2001.

Background and Reasons for the Proposed Combination

For the reasons set forth below, the Board of Directors of Vintage, including all of the Directors who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Disinterested Directors "), have unanimously concluded that the Combination will be in the best interests of the shareholders of VIF and that the interests of the existing shareholders of VBF will not be diluted as a result of the transactions contemplated by the Plan. The Board of Directors therefore has submitted the Plan for approval by the shareholders at the Special Meeting. Approval of the Plan requires the vote of a majority of the outstanding voting shares of VIF.

The Directors of Vintage have approved the Plan because they believe that, overall, this will benefit the shareholders of VIF. In determining whether to recommend the approval of the proposed Combination to the shareholders, the Directors considered a number of factors, including, but not limited to: (i) the fact that IMG will continue to manage the investments of VBF; (ii) the expenses and adviser fees applicable to the Fund before the Combination and the estimated expense ratios and fees of VBF after the Combination; (iii) the terms and conditions of the Plan and whether the proposed Combination will result in dilution of VBF shareholder interests; (iv) the anticipated economies of scale which may be realized (although not presently determined) through the combination of the costs estimated to be incurred to complete the proposed Combination; (vi) the comparison of the investment objectives and policies of Fund; and (viii) the future growth prospects of VBF.

In this regard, the Directors of Vintage reviewed information provided by IMG relating to the anticipated impact to the shareholders as a result of the proposed Combination. The Directors considered the probability that the elimination of duplicative operations and the increase in the asset levels of VBF after the proposed Combination will result in the following potential benefits for shareholders of VBF, although there can, of course, be no assurances in this regard:

(1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the funds generally should lead to reduced total operating expenses for shareholders on a per share basis.

(2) Elimination of Separate Operations. Consolidating the funds should eliminate any duplication of services and expenses that currently exists as a result of its separate operations and will promote more efficient operations on a more cost-effective basis in the future.

Of course, achievement of these goals cannot be assured.

Expense Summary

The purpose of the following tables is to inform shareholders of the various costs and expenses they will bear, directly or indirectly, as shareholders of VBF, and to compare those costs and expenses with the costs and expenses borne by shareholders of VIF during the past fiscal year.

Current and Pro forma Shareholder Transaction Expenses

VIF VBF Pro forma

Maximum Sales Load Imposed on VBF

Purchases (as a percentage of

offering price) 0.00% 0.00% 0.00%

Maximum Sales Load Imposed on

Reinvested Dividends (as a

percentage of offering price) 0.00% 0.00% 0.00%

Deferred Sales Load (as a

percentage of original purchase

price or redemption proceeds,

as applicable) 0.00% 0.00% 0.00%

Redemption Fees (as a percentage

of amount redeemed, if applicable) 0.00% 0.00% 0.00%

Exchange Fee $0.00 $0.00 $0.00

Estimated and Pro forma Annual Fund Operating Expenses (as a percentage of average net assets)

VIF VBF Pro forma

VBF

Management Fees 0.60% 0.55% 0.55%

12b-1 Fees 0.00% 0.00% 0.00%

Other Expenses 0.35% 0.44% 0.36%

Total Fund Operating Expenses 0.95% 0.99% 0.91%

After Waivers 0.95% 0.99% 0.91%

The table reflects the current fees, pro forma fees and an estimate and pro forma of other expenses. From time to time, the Adviser and/or Distributor may voluntarily waive the Management Fees, the 12b-1 Distribution Fees and/or Administrative Servicing Fees and/or absorb certain expenses for a fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

Example

You would pay the following expenses on a $10,000 investment in each fund assuming, (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period.

1 Year 3 Years 5 Years 10 Years

VIF $ 97 $ 303 $ 525 $1,166

VBF $ 101 $ 315 $ 547 $1,213

PRO FORMA VBF $ 93 $ 290 $ 504 $1,120

The purpose of the above table is to assist a potential purchaser of a fund's shares in understanding the various costs and expenses that an investor in a fund will bear directly or indirectly. The foregoing should not be considered a representation of past or future expenses or rates of return. Actual expenses or rates of return may be more or less than those shown. The above Example is based on the expense information included in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers.

Federal Income Tax Consequences

It is intended that the Combination will be tax-free, that is, that VIF shareholders will not recognize any gain or loss for federal income tax purposes on the reclassification of VIF shares for shares of VBF.

Consummation of the Combination is subject to the condition that Vintage receives an opinion from Cline, Williams, Wright, Johnson & Oldfather to the effect that for federal income tax purposes: (i) the reclassification of shares of VIF as shares of VBF and the distribution to shareholders of VIF of the shares of VBF, as described in the Plan, will not result in taxes being imposed on the funds or their shareholders; (ii) the basis of VBF shares received by a shareholder of VIF will be the same as the basis of the shareholder's shares immediately before the time when the Combination becomes effective; (iii) the basis to VBF of the assets of VIF received pursuant to such transactions will be the same as the basis of the assets in the hands of VIF immediately before such transactions; (iv) a shareholder's holding period for shares of VBF will be determined by including the period for which the shareholder held the shares of VIF exchanged therefor, provided such shares of VIF were held as a capital asset; and (v) the holding period for VBF with respect to the assets received in the Combination will include the period for which such assets were held by VIF.

Vintage has not sought a tax ruling from the Internal Revenue Service ("IRS") regarding the Combination. The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income tax consequences.

Vintage conforms operations to the requirements of Subchapter M of the Code and, as a result, do not bear any corporate level federal or state income tax.

Shares and Shareholder Rights

Vintage is a Maryland corporation organized on November 16, 1994. Each share of VBF represents an equal proportionate interest in VBF and is entitled to such dividends and distributions out of the income earned on the assets belonging to VBF as are declared at the discretion of the Directors.

The Charter of Vintage permits it, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same fund. Differences could exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of shares offered by a particular Vintage fund. Such an arrangement could enable Vintage to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments.

Shareholders of all series of Vintage are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each series of Vintage will vote together and not by series or class unless otherwise required by the Charter, law or permitted by the Board of Directors. All shareholders of a series will vote together as a class on matters relating to that portfolio's investment Adviser agreement, investment objective and fundamental policies.

All shares of Vintage have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of any Vintage fund may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion, pursuant to the Charter of Vintage. When issued for payments as described in the Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

Vintage may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Vintage has adopted the appropriate provisions in its Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. Vintage has also adopted provisions in its Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office has been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may remove a Director by the affirmative vote of a majority of the outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the outstanding voting securities.

Capitalization

The following table shows the capitalization of the respective funds and the pro forma capitalization of these funds as of March 31, 2001 as if all related Combination transactions are completed:

VINTAGE MUTUAL FUNDS, INC.
March 31, 2001
			(a)
	Income	Bond	Pro forma	Pro forma
	Fund	Fund	Adjustments	Combined
Net Assets	$111,624,948	$36,339,781	-----	$147,964,729
Capital Shares Outstanding	11,156,153	3,643,664	39,930	14,839,747
Net asset value--offering and redemption price per share	$10.01	$9.97	-----	$9.97

  The pro forma adjustment is caused by issuing 11,196,083 shares of the Bond Fund at $9.97 per share for the $111,624,948 Income Fund's ending net assets.

VINTAGE MUTUAL FUNDS, INC.

VINTAGE BOND FUND

General. Vintage is a Maryland corporation organized in November 1994, and operates as an open-end diversified management investment company. VBF and VIF are two of eleven investment portfolios offered by Vintage. For a discussion of VBF see its Prospectus dated July 27, 2001. For the convenience of shareholders, certain cross-references to such Prospectus are set forth below.

Certain Expenses and Financial Information. Per-share income and capital changes for VBF are included in the Prospectus provided herewith. For a discussion of VBF expenses, see "Proposal 1: Plan of Reclassification --Expense Summary" above and "Expense Summary" in its Prospectus.

Investment Objectives and Policies. For a discussion of VBF investment objectives and policies, see "Investment Objectives, Policies and Restrictions" in its Prospectus.

Directors and Officers. Overall responsibility for management of Vintage, including VIF and VBF, rests with the Board of Directors of Vintage. There are currently eight Directors, two of whom are "interested persons" within the meaning of that term under the 1940 Act. The Directors elect the officers of Vintage to supervise actively its day-to-day operations.

The names of the Directors and officers of Vintage, their addresses, and principal occupations during the past five years are as follows:

Annalu Farber, Director Sole Proprietor, Tyler Associates, a strategic planning, reengineering and organizational change consulting firm, from 1996 to present; Executive V.P. & Sr. Trust Executive, Key Trust Company of the Northwest, from 1993 to 1996.

William J. Howard, Director Attorney at Law, William J. Howard Law Firm, from 1998 to present, Attorney, Brassfield, Cowen & Howard from 1973 to 1998.

Debra Johnson, Director President, Vodaci Technologies, a communications company, from 2000 to present. Vice President and CFO, Business Publications Corporation/Iowa Title Company, a publishing and abstracting service company from 1990 to 2000.

Fred Lorber, Director Retired. President, B.F.&Q. (And predecessors), a textile manufacturing and distribution company from 1972 to present.

*David W. Miles, Director and President and CEO, AMCORE Investment Group,

President N.A. and Executive Vice President, AMCORE Financial, Inc. from 2000 to present. Secretary and Senior Managing Director, Investors Management Group 1987 to present.

Edward J. Stanek, Director Commissioner and CEO, Iowa Lottery, a government operated lottery.

*John G. Taft, Director President, Voyageur Asset Management LLC, from 1991 to present. President, CEO and Director, Dougherty & Company from 1997 to 1999.

Steven Zumbach, Chairman and Attorney at Belin, Lamson, Zumbach, Flynn Law

Director Firm.

* Denotes "interested persons" of Vintage, as defined in the 1940 Act.

Investment Adviser and Administrator. For a discussion of IMG and the services performed by it and its fees, see "Management of the Fund" in the Vintage Prospectus.

Distributor. For a discussion of BISYS Fund Services Limited Partnership's activities as the Vintage Distributor, the services performed by it and its fees, see "Management of the Company" in the Vintage Statement of Additional Information.

Shares. For a discussion of voting rights of shares of Vintage, see "Additional Information" in the Vintage Statement of Additional Information.

Purchase and Redemption of Shares. For a discussion concerning purchase and redemption of shares of VBF, see "Purchase and Sale of Shares" in the Vintage Prospectus.

Dividends, Distributions and Tax Matters. For a discussion of Vintage policies with respect to dividends and distributions, see "Dividends, Distributions and Taxes" in the Vintage Prospectus.

Exchange Privileges. For a discussion of Vintage shareholder's right to exchange shares for shares of another Vintage fund, see "Purchase and Sale of Shares" in the Vintage Prospectus.

Legal Proceedings. There are no pending material legal proceedings to which Vintage is a party.

Shareholder Inquiries. Shareholder inquiries relating to Vintage or its portfolios may be addressed by writing to Vintage Mutual Funds, Inc., c/o Secretary, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, or by calling toll free 800-438-6375.

Management Discussion of Fund Performance. Management's discussion of the performance of Vintage and specifically VIF and VBF is found in the annual report of Vintage, which is incorporated by reference into the Vintage Statement of Additional Information dated July 27, 2001.

VINTAGE

INCOME FUND

General. VIF and VBF are two of eleven investment portfolios offered by Vintage. For a general discussion of VIF, see its Prospectus dated July 27, 2001. For the convenience of shareholders, certain cross-references to such Prospectus are set forth below.

Certain Expenses and Financial Information. The VIF Prospectus contains information on per share income and capital changes, under the heading "Financial Highlights." For a discussion VIF expenses, see "Proposal 1: Plan of Reclassification --Expense Summary" above and "Fee Table" in the VIF Prospectus.

Investment Objectives and Policies. For a discussion of VIF investment objectives and policies, see "Risk/Return Summary" in the VIF Prospectus.

Directors and Officers. As VIF is part of Vintage, the directors and officers are the same as indicated for VBF in the discussion above.

Investment Adviser and Administrator. VIF has the same Investment Adviser and Administrator as VBF - IMG.

Distributor. For a discussion of BISYS Fund Services Limited Partnership's activities as Distributor, see "Management of the Company" in the Vintage Statement of Additional Information.

Shares. The shares of VIF have the same attributes as the shares of VBF. See "Additional Information" in the Vintage Statement of Additional Information.

Purchase and Redemption. For a discussion concerning redemption or repurchase of shares of VIF, see "Purchase and Sale of Shares" in the VIF Prospectus.

Dividends and Distributions. For a discussion of VIF policies with respect to dividends and distributions, see "Dividends, Distributions and Taxes" in the VIF Prospectus.

Exchange Privileges. For a discussion of a VIF shareholder's right to exchange shares of another Vintage fund, see "Purchase and Sale of Shares" in the VIF Prospectus.

Management Discussion of Fund Performance. Management's discussion of the performance of Vintage and specifically VIF and VBF is found in the annual report of Vintage, which is incorporated by reference into the Vintage Statement of Additional Information dated July 27, 2001.

INFORMATION RELATING TO VOTING MATTERS

General Information

This combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Vintage for use at the Special Meeting of Shareholders of VIF to be held on October 12, 2001 (the "Meeting"). It is expected that the solicitation of proxies by the Board of Directors will be primarily by mail. Vintage's officers and or their designees may also solicit proxies by telephone, facsimile transmission, or personal interview.

There were _____________________ shares of VIF outstanding at the close of business on August 31, 2001, the record date for the Meeting.

Each shareholder of record on the record date is entitled to one vote for each share owned and a fractional vote for each fractional share owned on each matter presented for shareholder vote.

If the accompanying proxy is executed and returned in time for the Meeting, the shares presented thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting. If no specification is made, the proxy will be voted FOR the enumerated proposal. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to Vintage Mutual Funds, Inc., c/o Secretary, a written notice of revocation or a subsequently executed proxy or by attending the meeting and electing to vote in person.

Shareholder and Board Approval

The Plan of Reclassification will not become effective unless approved by a majority of outstanding shares of VIF. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. An abstention will have the same effect as casting a vote against the Combination.

The vote of the shareholders of VBF is not being solicited in connection with the approval of the Plan of Reclassification since their approval or consent is not necessary for the completion of the combination.

As of the Record Date, all of the officers and Directors of Vintage beneficially owned, individually and as a group, less than 1 percent of the shares of VIF and VBF. No person owned of record, or beneficially, 5 percent or more of the outstanding shares of VIF on August 31, 2001, except ______________________________, ___________________________ and ____________________________________.

Quorum

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. Under the Bylaws of Vintage, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the aggregate outstanding shares entitled to vote at the Meeting. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.

INFORMATION FILED WITH THE SECURITIES

AND EXCHANGE COMMISSION

This combined Proxy Statement/Prospectus and the related Statement of Additional information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto which Vintage Mutual Funds, Inc., has filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the 1940 Act to which reference is hereby made. The SEC file number for the Vintage Prospectuses and related Statement of Additional Information which are incorporated by reference herein is Registration No. 33-81998.

Vintage is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports, proxy and information statements, registration statements and other information can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may also be available at the SEC website www.sec.gov or at the following SEC regional offices: Northwestern Atrium, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511; 7 World Trade Center, Suite 1300, New York, NY 10048 and 73 Tremont Street, Suite 600, Boston, MA 02108-3912. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates.

OTHER BUSINESS

The Vintage Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

LEGAL MATTERS

Certain legal matters concerning the reclassification of shares of VIF in the Combination will be passed upon for Vintage by Ober, Kaler, Grimes & Shriver, 120 E. Baltimore Street, Baltimore, Maryland 21202. Certain tax matters will be passed upon by Cline, Williams, Wright, Johnson & Oldfather, 1900 US Bank Building, 233 South 13th Street, Lincoln, Nebraska 68508. Cline, Williams, Wright, Johnson & Oldfather acts as legal counsel to Vintage and Investors Management Group.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Fund in writing at the address on the cover page of this combined Proxy Statement/Prospectus or by telephoning 800-438-6375.

* * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

Page

SYNOPSIS

RISK FACTORS

PROPOSAL 1: PLAN OF RECLASSIFICATION

VINTAGE MUTUAL FUNDS, INC

INFORMATION RELATING TO VOTING

MATTERS

INFORMATION FILED WITH THE SECURITIES AND

EXCHANGE COMMISSION

OTHER BUSINESS

LEGAL MATTERS

SHAREHOLDER INQUIRIES

EXHIBIT A - PLAN OF RECLASSIFICATION

EXHIBIT A

VINTAGE MUTUAL FUNDS, INC.

PLAN OF RECLASSIFICATION

RECLASSIFICATION OF VINTAGE INCOME FUND WITH AND INTO VINTAGE BOND FUND

WHEREAS, the Board of Directors of Vintage Mutual Funds, Inc. (the "Corporation") has determined that it is in the interest of shareholders of the Vintage Income Fund to combine it with the Vintage Bond Fund.

NOW THEREFORE, in consideration of these premises the Board of Directors hereby adopts this Plan of Reclassification and recommends its approval to the shareholders of the Vintage Income Fund at a special shareholders meeting to be held on October 12, 2001.

FIRST: Subject to the approval of the shareholders of the Vintage Income Fund in compliance with the corporate laws of the State of Maryland, compliance with the requirements of the Investment Company Act of 1940, the Securities Act of 1933, the rules and regulations of the Securities and Exchange Commission thereunder, and the receipt of an opinion of counsel that the reclassification will not result in any Federal or state income tax consequences imputed to the shareholders of the Vintage Income Fund and the Vintage Bond Fund or the Corporation, the Charter of the Corporation shall be amended to change and reclassify all of the issued and outstanding shares of the Vintage Income Fund series of the Corporation's capital stock into Shares of the Vintage Bond Fund series of the Corporation's capital stock, and thereby cancel and terminate the Vintage Income Fund and its series of the Corporation's capital stock. From and after the Closing Date (as hereinafter defined), all of the authorized shares of the Corporation's capital stock heretofore classified and designated as shares of the Vintage Income Fund series of the Corporation's capital stock shall cease to constitute shares of the Vintage Income Fund series of the Corporation's capital stock and, instead, such shares shall constitute either (i) issued and outstanding shares of the Vintage Bond Fund series of the Corporation's capital stock or (ii) authorized but unissued and unclassified shares of the Corporation's capital stock, as further described in "SECOND," below.

SECOND: The following provisions shall apply in order to effectuate the change and reclassification described in Article FIRST above:

(A) As of the Closing Date, all of the issued and outstanding shares of the Vintage Income Fund series shall automatically be changed and reclassified into that number of full and fractional Shares of the Vintage Bond Fund series having an aggregate net asset value equal to the aggregate value of the net assets of the Vintage Income Fund series.

The aggregate value of the net assets of the Vintage Income Fund series and the Vintage Bond Fund series shall be determined in accordance with the valuation procedures set forth in the Corporation's charter and the then current Prospectus or Statement of Additional Information of the Vintage Bond Fund as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Time").

In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Vintage Income Fund series or the Vintage Bond Fund series is closed for trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Corporation's Board of Directors, accurate appraisal of the value of the net assets with respect to the shares of the Vintage Income Fund series or the Vintage Bond Fund series is impracticable, the Closing Date shall be postponed.

(B) Upon the change and reclassification described in (A) above, the shareholders of the Vintage Income Fund series shall be deemed to own, as of the Closing Date, that number of full and fractional Shares of the Vintage Bond Fund series as may be allocated to such shareholders on a pro rata basis.

(C) All of the assets and liabilities of the Corporation allocated or to be allocated to the Vintage Income Fund series prior to the Closing Date shall, from and after the Closing Date be deemed to constitute and shall be allocated to the assets and liabilities of the Vintage Bond Fund series.

(D) As of the Closing Date, all of the authorized but unissued shares of the Vintage Income Fund series shall automatically be changed and reclassified into authorized but unissued and unclassified shares of the Corporation's capital stock.

THIRD: As soon as practicable after approval of the Plan by the holders of the Shares of the Vintage Income Series, the proper officers of the Fund will take the actions necessary to file Articles of Amendment with the State Department of assessments and Taxation of Maryland (the "SDAT") to effectuate the Plan. The time and date on which the Articles of Amendment are accepted by the SDAT shall be deemed the "Closing Date." All appropriate book and tax accounting entries shall be made to reflect this transaction.

FOURTH: Notwithstanding anything to the contrary contained herein, this Plan may be terminated at any time prior to the Closing Date, whether before or after action thereon by the shareholders of the Corporation, and notwithstanding favorable action by such shareholders, by action of the Board of Directors of the Corporation for any reason.

PROXY

FOR A SPECIAL MEETING

OF

VINTAGE INCOME FUND SHAREHOLDERS

OCTOBER 12, 2001

This Proxy is solicited on behalf of the Directors of the Fund

The undersigned hereby appoints David W. Miles and Mary Dotterer, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Vintage Income Fund on October 12, 2001, at 10:00 a.m., Central Standard Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. The Directors recommend a vote FOR the proposal on the reverse side.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give full title as such; if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number.

1. Approval of the Plan of Reclassification for the Vintage Income Fund providing for the reclassification of all of the outstanding shares of this Fund as shares of the Vintage Bond Fund.

FOR AGAINST ABSTAIN

[ ] [ ] [ ]

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

Please be sure to sign and date this Proxy:

____________________________________

Shareholder sign here

__________________________________

Co-owner sign here

Dated: ____________________, 2001.

VINTAGE MUTUAL FUNDS, INC.

Statement of Additional Information

General Information.

This Statement of Additional Information contains or incorporates information which may be of interest to investors but which is not included in the combined Proxy Statement/Prospectus (the "Prospectus") offered by Vintage Mutual Funds, Inc., dated August 10, 2001, relating to the combination of the Vintage Income Fund with and into the Vintage Bond Fund. The Statement of Additional Information for Vintage dated July 27, 2001, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Vintage Annual Report dated March 31, 2001 is incorporated by reference herein and is available without charge on request to Vintage at the address indicated. The Pro forma Financial Statements showing the effect of the combination are attached. This Statement of Additional Information is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. A copy of the July 27, 2001, Vintage Prospectuses may be obtained, without charge, by writing Vintage Mutual Funds, Inc., c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-438-6375.

The date of this Statement of Additional Information is August 10, 2001.

SIGNATURES

As required by the Securities Act of 1933, this N-14 Registration Statement has been signed on behalf of the Registrant in the City of Des Moines, State of Iowa, on the 10th day of August, 2001.

VINTAGE MUTUAL FUNDS, INC.

By /s/ David W. Miles

David W. Miles, President

Pursuant to the requirements of the Securities Act of 1933, this N-14 Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.

Signature Title

/s/ David W. Miles President, Principal Executive Officer,

David W. Miles Principal Financial and Accounting

Officer and Director

/s/ Annalu Farber Director }

Annalu Farber }

}

/s/ William J. Howard Director }

William J. Howard }

}

/s/ Debra Johnson Director }

Debra Johnson } /s/ David W. Miles

} by David W. Miles

/s/ Fred Lorber Director } Attorney in Fact

Fred Lorber } August 10, 2001

}

/s/ Edward J. Stanek Director }

Edward J. Stanek }

}

/s/ John G. Taft Director }

John G. Taft }

}

/s/ Steven Zumbach Director }

Steven Zumbach }

PART C

OTHER INFORMATION

Item 15. Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 2-418 of the Maryland General Corporation Law permits the Registrant to indemnify directors and officers. In addition, Section 2-405.1 sets forth the standard of care for directors and Section 2-405.2 allows the Registrant to include in the Charter provisions further limiting the liability of the directors and officers in certain circumstances. Article NINTH of the Articles of Amendment and Restatement included herewith as Exhibit 1(a) (the "Articles") limits the liability of any director or officer of the Registrant arising out of a breach of fiduciary duty, subject to the limits of the Investment Company Act of 1940 (the "1940 Act"). Article TENTH of the Articles and Article VII of the Bylaws, included herewith as Exhibit (2), makes mandatory the indemnification of any person made or threatened to be made a party to any action by reason of the facts that such person is or was a director, officer or employee, subject to the limits otherwise imposed by law or by the 1940 Act.

In addition the Investment Advisory Agreement included herewith as Exhibit 6, and the Distribution Agreement, included herewith as Exhibit 7, provide that Investors Management Group ("IMG") and BISYS Fund Services Limited Partnership ("BISYS"), shall not be liable to the Registrant for any error, judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management provided by IMG or for any distribution services provided by BISYS to the Registrant for the performance of the duties under such agreements, except for willful misfeasance, bad faith or gross negligence in the performance of BISYS' duties and, except for willful misfeasance, bad faith or negligence in the performance of IMG's duties or by reason of reckless disregard of their obligation and duties under such agreements. In addition the Distribution Agreement, further indemnifies BISYS and IMG against certain liabilities arising out of the performance of such agreements.

Exhibits

Exhibit No. Description

1.(a) Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed February, 25,1998.

(b) Articles Supplementary incorporated by reference to P. E. Amendment No. 9 to the Fund's N1-A Registration Statement filed January 6, 1998.

2.(a) Bylaws, incorporated by reference to the Fund's N1-A Registration Statement, filed December 14, 1994.

(b) Amended Bylaws, incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000.

4. Form of Plan of Reclassification (included as Exhibit "A" to Proxy Statement/Prospectus).

5. Form of Investment Adviser Agreement incorporated by reference to P.E. Amendment No. 17 to the Fund's N1-A Registration Statement filed July 19, 2000.

6. Distribution and Shareholder Services Plan incorporated by reference to P.E. Amendment No. 17 to the Fund's N1-A Registration Statement filed July 19, 2000.

8. Form of Custodial Agreement incorporated by reference to P.E. Amendment No. 17 filed July 19, 2000.

10.(a) Distribution Plan incorporated by reference to P.E. Amendment No. 7 to the Fund's N1-A Registration Statement filed November 7, 1997.

(b) Amended 18f3 Plan incorporated by reference to Post-Effective Amendment No. 19 to the Fund's N1-A Registration Statement filed October 2, 2000.

11. Opinion and Consent of Messrs. Ober, Kaler, Grimes & Schriver, incorporated by reference to P. E. Amendment No. 9 to the Fund's N-1A Registration Statement filed January 6, 1998.

14. Consents of Pricewaterhouse Coopers LLP.

16.(a) Power of Attorney, incorporated by reference to Post- Effective Amendment No. 11 filed March 23, 1998.

.(b) Power of Attorney, incorporated by reference to Post- Effective Amendment No. 20 filed July 27, 2001.

Undertakings

(1) The undersigned Company agrees that prior to any public reoffering of the securities registered through the use of a Prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Act, the reoffering Prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Company agrees that every Prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used in connection with this Registration Statement until the amendment to this Registration Statement is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.